SECURITIES AND EXCHANGE COMMISSION
			  WASHINGTON, D.C. 20549


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				 FORM 8-K
			      CURRENT REPORT
		    Pursuant to Section 13 or 15(d) of
		    the Securities Exchange Act of 1934


	     Date of Report (Date of earliest event reported):
			     October 14, 1999


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			 WERNER ENTERPRISES, INC.
	  (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                       47-0648386
(State or other jurisdiction of     (Commission File           (IRS Employer
 incorporation or organization)          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                     68145                      (402)895-6640
(Address of principal            (Zip Code)  (Registrant's telephone number)
   executive offices)



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ITEM 5.  OTHER EVENTS.

    On October 14, 1999, the registrant issued a news release announcing its operating revenues and earnings for the third quarter and nine months ended September 30, 1999. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    Exhibit 99.1   News release issued by the registrant on October 14, 1999.





				SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					WERNER ENTERPRISES, INC.


Date:    October 19, 1999               By:  /s/ John J. Steele
					     John J. Steele
					     Vice President, Treasurer and
					       Chief Financial Officer


Date:    October 19, 1999               By:  /s/ James L. Johnson
					     James L. Johnson
					     Corporate Secretary and
					       Controller